UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events

On September 4, 2025, Salarius Pharmaceuticals, Inc. (“Salarius”) received a letter from the Nasdaq Hearings Panel (the “Hearings Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying Salarius that it has regained compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), as required by the Hearings Panel. To regain compliance with the Bid Price Rule, Salarius’ common stock was required to maintain a closing bid price of $1.00 per share or more for at least 10 consecutive business days.

Nasdaq further notified Salarius that it will be subject to a Mandatory Panel Monitor for a period of one year from September 4, 2025. If, within that one-year monitoring period, the Listing Qualifications Staff finds Salarius out of compliance with the Bid Price Rule that was the subject of the exception, the Staff will issue a delisting determination letter and Salarius will have the opportunity to request a hearing with the Hearings Panel.
The letter notes that Salarius remains noncompliant with Nasdaq Listing Rule 5550(b)(1) (the “Equity Standard”) and has until October 20, 2025 to achieve compliance with the Equity Standard per the Hearings Panel’s previously announced granting of Salarius’ extension request.
On September 9, 2025, Salarius issued a press release announcing that that it had regained compliance with the Bid Price Rule. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Salarius Pharmaceuticals, Inc., dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: September 9, 2025	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Acting Chief Executive Officer Executive Vice President & Chief Financial Officer